UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 12, 2016

Johnson Outdoors
(Exact Name of Registrant as Specified in Charter)

WISCONSIN	0-16255	39-1536083
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

555 Main Street, Racine, Wisconsin 53403
(Address of Principal Executive Offices) (Zip Code)

(262) 631-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.02. Results of Operations and Financial Condition.

On December 12, 2016, Johnson Outdoors Inc. (the “Company”) issued a press release announcing results for the fiscal year ended September 30, 2016 (the “Press Release”). A copy of the Press Release is being furnished as Exhibit 99.1 to this Report.

The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits. The following exhibit is being furnished herewith:

  99.1  Press Release Dated December 12, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson Outdoors

Date: December 12, 2016	By:	/s/ David W. Johnson
David W. Johnson
Vice President and Chief Financial Officer

JOHNSON OUTDOORS INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description

99.1	Press Release Dated December 12, 2016